ACQUISITION OF ACTIVE COMMUNICATIONS EUROPE. (''ACS'') (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Goodwill	$ 36,222	$ 33,749
ACTIVE COMMUNICATIONS EUROPE [Member]
Current assets	305
Property and equipment	20
Technology	1,917
Customer relationships	312
Total identifiable assets acquired	2,554
Current liabilities	(361)
Deferred tax liability	(557)
Total identifiable liabilities assumed	(918)
Net identifiable assets acquired	1,636
Goodwill	2,473
Net assets acquired	$ 4,109